Chase Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-6

Section 7.3 Indenture                               Distribution Date: 4/15/2005
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(i)   Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                    0.00
               Class B Principal Payment                                    0.00
               Class C Principal Payment                                    0.00
                       Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                    0.00
               Class B Principal Payment                                    0.00
               Class C Principal Payment                                    0.00
                       Total

(ii)  Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    2,283,563.33
               Class B Note Interest Requirement                      209,525.56
               Class C Note Interest Requirement                      329,065.00
                       Total                                        2,822,153.89

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         2.47139
               Class B Note Interest Requirement                         2.72111
               Class C Note Interest Requirement                         3.32389

(iii) Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        924,000,000
               Class B Note Principal Balance                         77,000,000
               Class C Note Principal Balance                         99,000,000

(iv)  Amount on deposit in Owner Trust Spread Account              11,000,000.00

(v)   Required Owner Trust Spread Account Amount                   11,000,000.00


                                   By:
                                           ---------------------
                                   Name:   Patricia M. Garvey
                                   Title:  Vice President